                                                                      ORBITEX(R)
                                                                  GROUP OF FUNDS







                                 ANNUAL REPORT

                                 APRIL 30, 1998

                              [GRAPHIC OF PLANET]




                                                        ORBITEX STRATEGIC
                                                        NATURAL RESOURCES FUND

                                                        ORBITEX INFO-TECH AND
                                                        COMMUNICATIONS FUND

                                                        ORBITEX GROWTH FUND

                                                        ORBITEX ASIAN
                                                        HIGH YIELD FUND

                                                        ORBITEX ASIAN SELECT
                                                        ADVISORS FUND

ORBITEX GROUP OF FUNDS
STRATEGIC NATURAL RESOURCES FUND
MANAGED BY ORBITEX MANAGEMENT, INC.

PERFORMANCE REVIEW: Orbitex Strategic Natural Resources Fund significantly outperformed the Lipper Natural Resources Fund Category during the period from October 23, 1997 (commencement of operations) to April 30, 1998. The total return for the Fund was 10.74% versus (3.80)%(a) for the Lipper Natural Resources Fund Category and 22.49%(a) for the S&P 500 Index. The Fund seeks to achieve its objective through a flexible policy of investing primarily in common stocks of companies engaged in natural resource industries and industries supportive to natural resource industries.

This has been a challenging period for most natural resource sectors. The combination of a strong El Nino, the second warmest winter ever, turmoil in emerging markets and other Asian countries and increased OPEC production in November 1997 have prompted a sharp drop off in crude oil prices and other resources (e.g., gold, aluminum, copper). Crude oil prices have reached the lowest levels since 1988. OPEC will meet on June 24, 1998 to discuss production cuts. Some oil projects may have to shut down, because it is not economical to produce at the low oil prices. Weather experts recently announced that La Nina is here which could bring us cold winters, hot summers and a pick-up in hurricane activity. This along with production cuts from the OPEC countries should stabilize prices and we expect to see a better environment by fourth quarter 1998.

On the positive side, natural gas, paper/forest products and select chemical companies have been strong performers. Some of these sectors are beneficiaries of the lower oil prices. Natural gas prices have remained firm throughout the period, as that market is looking for a return to more normal weather during the summer and into next winter. Also, natural gas pipelines are full to capacity and the strategic United States Reserve Base is declining.

Throughout the period, the Fund benefited from its above average emphasis on large capitalization, defensive, value-oriented securities within the natural resource sectors. Noteworthy company performance spanned a diverse group of sectors. The Fund benefited from its positions in Exxon, Western Atlas, Smith International, Cytec Industries and Phelps Dodge. Despite the strong fundamentals in the natural gas industry, Coho Energy, Forcenergy and Seagull Energy were weak performers.

OUTLOOK: Our bias toward large capitalization equities continues as the markets struggle with the near term concerns of emerging markets and lower oil prices. However, we see an improved environment toward the end of 1998 as supply/demand excesses should come into balance with anticipated OPEC and non-OPEC production cuts. In fact, many natural resource sectors and stocks have rarely, if ever, sold at such low valuations. We are extremely positive on the longer term outlook for the natural resources markets.

We appreciate your investment in Orbitex Strategic Natural Resources Fund.

The following graph shows a comparison of a hypothetical investment of $10,000 in Strategic Natural Resources Fund (assumes reinvestment of all dividends and distributions and a one time sales charge) versus the Lipper Natural Resources Fund Category and the S&P 500 Index.

                                                                            PERIOD ENDED
                                                                           APRIL 30, 1998(a)
                                                                           -----------------
Strategic Natural Resources Fund (inc. max. 5.75% sales charge).......         $10,434
Lipper Natural Resources Fund Category................................         $ 9,620
S&P 500 Index.........................................................         $12,249

CUMULATIVE TOTAL RETURN* SUMMARY

                                                                             PERIOD ENDED
                                                                           APRIL 30, 1998(a)
                                                                           -----------------
Strategic Natural Resources Fund......................................           10.74%
Strategic Natural Resources Fund (Incl. max. 5.75% sales charge.......            4.34%
Lipper Natural Resources Fund Category**..............................           (3.80)%
S&P 500 Index.........................................................           22.49%

----------------

(a) Commencement date of operations for Strategic Natural Resources Fund is October 23, 1997. Performance for the benchmark is not available from commencement date of operations through April 30, 1998. For that reason, performance for the benchmark is shown from November 1, 1997 through April 30, 1998.

* Total return is calculated assuming reinvestment of all dividends. Total returns would have been lower had the Advisor (Orbitex Management, Inc.) and the Administrator and Custodian (State Street Bank and Trust Company) not waived or reimbursed a portion of their fees. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than an investor's original cost.

** The Lipper Natural Resources Fund Category and the S&P 500 Index are unmanaged indexes whereas the Fund is actively managed. The performance of these indexes does not reflect any applicable sales charges or other expenses associated with investment in the Fund; direct investment in these indexes is not possible. Index performance is not intended to represent the future performance of Strategic Natural Resources Fund.

ORBITEX GROUP OF FUNDS
INFO-TECH & COMMUNICATIONS FUND
MANAGED BY ORBITEX MANAGEMENT, INC.


PERFORMANCE REVIEW: During the period from October 22, 1997 (commencement of operations) to April 30, 1998, Info-Tech & Communications Fund had a total return of 30.80%, compared with a total return of 22.49%(a) for the S&P 500 Index and 16.09%(a) for the Lipper Science & Technology Index. The Fund seeks to achieve superior long-term capital growth through selective investment in companies engaged in the communication, information and related technology industries.

Towards the end of 1997, the Fund was conservatively positioned in holdings such as the regional Bell operating companies, AT&T and Sprint. With a more positive outlook toward the market emerging at the beginning of January, the Fund was repositioned into more aggressive technology investments. Specifically, the Fund was focused on the deployment and operation of new communications networks around the world. With the rapid privatization of public communications services companies around the world and the rapid consumer and business adoption of the internet, this area, we believed, would be the most timely area into which to focus the Fund's assets. In turn, we chose to avoid most of the traditional personal computer hardware and software related companies, which proved to be particularly fortuitous for the Fund.

Some of the top performing names for the Fund during this period included Nokia, which increased over 75% from the beginning of the year. We bought Nokia because of its attractive valuation relative to its growth prospects and its market domination in cellular handsets over its primary competitors, Motorola and Ericcson. Nokia continues to be a top holding in the Fund. Lucent, which has nearly doubled in price since January, was another significant contributor to the Fund's performance. The market recognized both its strong and predictable earnings stream as well as its emerging market dominance as the leading supplier of carrier-class communications equipment. On the services front, WorldCom, with its pending merger with MCI, stands in our view to emerge as the world's foremost telecommunications services provider with a single bundled customer offering of long distance, local, internet and data services. We continue to believe that following the merger, WorldCom will have tremendous long term potential. It remains a core holding of the Fund. Lastly, in search of new ideas to capitalize on the outlook for the internet, the Fund established a position in OzEmail, the leading internet services provider and search engine in Australia and New Zealand. Viewed as extremely inexpensive relative to its U.S.-based peer group, the stock has effectively doubled since February of this year. However, we continue to see considerable upside in this largely under-followed stock, and it constitutes one of the Fund's largest holdings.

Weak performing sectors for the Fund were semi-conductors and our Latin American holdings. Both Telebras, the phone company of Brazil, and CANTV, the phone company of Venezuela, proved mildly disappointing during the period. Venezuela was impacted by falling oil prices, and Telebras's proposed break-up was marred when the government of Brazil suddenly determined that the break-up would be treated as a taxable event. Neither position is currently held by the Fund, given the overall weakness in emerging market currencies as a result of the current Asia crisis. The Fund's semiconductor holdings including, Texas Instruments and Maxim, have been flat to slightly down since being added to the Fund in early February. However, since these firms operate in specialized industries, and are not significantly impacted by the memory sector of the semiconductor industry, we view their long term prospects as favorable. The Fund maintained a relatively defensive posture, having 29% of its net assets in cash equivalents as of the end of the reporting period.

OUTLOOK: We believe that many sectors within the technology arena will prove to be under pressure in the year ahead. Clearly, there is decline in both corporate and consumer computer hardware demand driven by the lack of adequate networks to utilize the power of their respective technologies. Hence, we will continue to focus our investments this year on companies across the globe that are either providing solutions to the network bottleneck or emerging communications service companies seeking to deploy network solutions to the corporate and consumer market place. Many of these companies have high growth prospects and valuations, and accordingly, are highly priced relative to the market indexes. However, we utilize a variety of valuation techniques to derive target prices for the securities in the Fund relative to current market benchmarks. By maintaining this discipline, we believe we can effectively manage the risk in these often volatile securities relative to the broad market indexes.

We appreciate your investment in Orbitex Info-Tech & Communications Fund.

The following graph shows a comparison of a hypothetical investment of $10,000 in Info-Tech & Communications Fund (assumes reinvestment of all dividends and distributions and a one time sales charge) versus the Lipper Science & Technology Index and the S&P 500 Index.


                                                         PERIOD ENDED
                                                        APRIL 30, 1998(a)
                                                       ------------------

Info-Tech & Communications Fund
  (incl. max. 5.75% sales charge)                           $12,324
Lipper Science & Technology Index**                         $11,609
S&P 500 Index**                                             $12,249

CUMULATIVE TOTAL RETURN* SUMMARY

                                                         PERIOD ENDED
                                                       APRIL 30, 1998(a)
                                                       -----------------

Info-Tech & Communications Fund                             30.80%
Info-Tech & Communications Fund
  (incl. max. 5.75% sales charge)                           23.24%
Lipper Science & Technology Index**                         16.09%
S&P 500 Index**                                             22.49%

------------
(a) Commencement date of operations for Info-Tech & Communications Fund is October 22, 1997. Performance for the benchmark is not available from commencement date of operations through April 30, 1998. For that reason, performance for the benchmark is shown from November 1, 1997 through April 30, 1998.

* Total return is calculated assuming reinvestment of all dividends. Total returns would have been lower had the Advisor (Orbitex Management, Inc.) and Administrator and Custodian (State Street Bank and Trust Company) not waived or reimbursed a portion of their fees. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than on investor's original cost.

** The Lipper Science & Technology Index and the S&P 500 Index are unmanaged indexes whereas the Fund is actively managed. The performance of these indexes does not reflect any applicable sales charges or other expenses associated with investment in the Fund; direct investment in these indexes is not possible. Index performance is not intended to represent the future performance of Info-Tech & Communications Fund.

ORBITEX GROUP OF FUNDS
GROWTH FUND
MANAGED BY ORBITEX MANAGEMENT, INC.

PERFORMANCE REVIEW: From the commencement of operations of the Fund, October 22, 1997 to April 30, 1998, Orbitex Growth Fund had a return of 19.53%, versus 22.49%(a) for the S&P 500 Index. The objective of the Fund is long-term growth of capital. The Fund seeks to achieve its objective through investment in securities believed by Orbitex Management, Inc. to have significant appreciation potential.

Over the same period of time, the S&P Midcap 400 Index returned 11.05% and the small capitalization Russell 2000 Index returned only 5.38%. Throughout the period, the Fund invested in both growth and value oriented stocks, with large, middle and smaller capitalizations, which probably contributed to the lagging performance relative to the large-cap, growth-oriented S&P 500 Index. At around the mid-point of the measurement period, the Fund changed principal managers, and this contributed to an unusually heavy turnover in shares held by the Fund. This was done not for reasons of differing style, but for reasons of differing preferences in terms of industry exposures. The effects of our portfolio realignment is very difficult to measure, but we believe it had a material negative impact upon performance.

Despite the dreadful economic collapse in emerging Asia and Japan during the period, which added significantly to market volatility, domestically both liquidity and economic growth remained very strong. The pressure upon prices of commodities of all kinds kept inflation under check, and Gross Domestic Product and the U.S. savings rates appear to have accelerated concurrently in the first part of 1998. The capital markets have reflected this prosperity.

The Fund benefited from excellent performances in stocks among many diverse industry groupings. Financial service companies, such as H.F. Ahmanson, Comerica and Fleet Financial turned in healthy gains. In the high technology sectors, companies such as HTE, Inc., Visual Networks and Symbol Technologies performed very well.

We had notably poor performances in companies such as Medpartners, Cellegy Pharmaceuticals and Check Point Software (modest gains were realized on partial sales of Cellegy and Check Point, which are still held).

PORTFOLIO COMPOSITION: The Fund's sector and stock weightings are a result of bottom-up stock picking across all capitalizations, on the basis of capital gains potential versus risk. As a result, performance is unlikely to mimic any one broad index. At this writing, the Fund has taken on a fairly conservative tilt, given what we believe to be very high valuations achieved in the market by a number of companies that would otherwise be excellent candidates for the portfolio. Examples include consumer packaged goods companies, many large pharmaceutical companies, and many technology companies. In their stead, the Fund maintains a material but temporary cash position, and a higher weighting than would be typical in the utility industries.

OUTLOOK: The capital markets are expected to remain in relatively healthy condition in the near-term, due to very strong growth in the money supply, muted inflation and the strong U.S. Dollar. We do anticipate an increase in uncertainty relative to earnings prospects, however, and look for increasing volatility in stock prices. If we are correct in this assessment, opportunities to reestablish holdings in attractive sectors (such as those mentioned above) at prudent prices will emerge before long and the Fund has reserves with which to act on short order. In the contrary case, in which excessively high-valued stocks continue upward, the Fund will most likely increase investments in more value-oriented, lower volatility stocks.

We appreciate your investment in Orbitex Growth Fund.

The following chart shows a comparison of a hypothetical investment of $10,000 in Growth Fund (assumes reinvestment of all dividends and distributions and a one time sales charge) versus the S&P 500 Index.


                                                  PERIOD ENDED
                                                APRIL 30, 1998(a)
                                                -----------------
Growth Fund (incl. max. 5.75% sales charge)          $11,266
S&P 500 Index                                        $12,249


CUMULATIVE TOTAL RETURN* SUMMARY

                                                  PERIOD ENDED
                                                APRIL 30, 1998(a)
                                                -----------------
Growth Fund                                          19.53%
Growth Fund (incl. max. 5.75% sales charge)          12.66%
S&P 500 Index**                                      22.49%

------------------
(a) Commencement date of operations for Growth Fund is October 22, 1997. Performance for the benchmark is not available from commencement date of operations through April 30, 1998. For that reason, performance for the benchmark is shown from November 1, 1997 through April 30, 1998.

* Total return is calculated assuming reinvestment of all dividends. Total returns would have been lower had the Advisor (Orbitex Management, Inc.) and Administrator and Custodian (State Street Bank and Trust Company) not waived or reimbursed a portion of their fees. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than an investor's original cost.

** The S&P Index is an unmanaged index whereas the Fund is actively managed. The performance of the index does not reflect any applicable sales charges or other expenses associated with investment in the Fund; direct investment in the index is not possible. Index performance is not intended to represent the future performance of Growth Fund.

ORBITEX GROUP OF FUNDS
ASIAN HIGH YIELD FUND
MANAGED BY J.P. MORGAN INVESTMENT MANAGEMENT, INC.

PERFORMANCE REVIEW: From the commencement of operations of the Fund, October 20, 1997 to April 30, 1998, Orbitex Asian High Yield Fund had a return of (5.71)%, versus 11.57%(a) for the Lipper Emerging Market Debt Funds Category. The objective of the Fund is high current income. The Fund seeks to achieve this objective by investing in primarily in lower rates and unrated debt securities of companies, financial institutions and governments based in Asia. Capital appreciation is a secondary objective.

MARKET OVERVIEW: The Asian High Yield Fund was launched into the worst market that Asian fixed income assets have seen in years. Several countries, including Thailand, the Philippines, Malaysia, Taiwan, and Korea devalued their currencies, resulting in a significant deterioration in prices for Asian bonds and stocks. In addition, virtually a complete evaporation of liquidity in the region forced some of the countries (Korea, Thailand, and Indonesia) to seek International Monetary Fund (IMF) balance of payments assistance.

The Asian debt market fell to a low in January 1998 as currencies tumbled. However, the debt market recovered somewhat as individual governments took steps to avoid a sovereign default. By the end of the first quarter of 1998, the Asian market was dominated by two main themes. The first was positive, the improvement of the liquidity crisis in Asia (except Indonesia). As a result, a fall in Asian currencies quickly converted trade deficits into surpluses for the affected countries. This provided the region with billions of dollars a month of inflows which eased long term funding pressures. The return of liquidity induced rallies in both Asian equity investments and the emerging market debt which had fallen for fear of the crisis expanding. The second theme of lower commodity prices was negative as the Asian economic contraction had far exceeded expectations. This contraction led to falls in a wide range of commodity prices which faced increased Asian supply and/or reduced Asian demand. While improved liquidity tightened emerging market spreads across the board, falling commodity prices constrained the rally in several markets.

FUND OVERVIEW: The Asian High Yield Fund began operations on October 20, 1997 and invested in a number of Asian countries, as well as some non-Asian countries. Concentrations were established in Indonesia and Thailand where attractive corporate securities could be found. As the fourth quarter of 1997 unfolded, investments in Korea became particularly compelling and some of the corporate holdings in Indonesia were reduced to purchase sovereign securities in Korea. At December 31, 1997, the Fund had an investment allocation of 29% in Korea, 17% in the Philippines, and 13% in Indonesia.

For the fourth quarter of 1997, the Fund had a negative return of (10.9)%. This performance was significantly worse than the Salomon Smith Barney High Yield Market Index which returned 2.38% and the Salomon Smith Barney Broad Investment Grade Index which returned 2.95%. However, this was much better than Asian equities which had a negative return of (30.7)% over the same period.

The Fund returned 3.52% for the first quarter 1998. At the beginning of the quarter, the portfolio was invested in 7 countries. When spreads in Asia began to look tight relative to similarly rated Latin American bonds, country allocation was expanded to 13 countries during the quarter to include Malaysia, Hong Kong, and Japan, as well as a number of Latin American or European countries. The Fund's holdings in Indonesia were significantly cut back, as Indonesia's threat to implement a currency board met with widespread disapproval, including disapproval from the U.S. and IMF. The Fund, which was most heavily invested in Korea in terms of individual exposure, was well positioned for the spread tightening which took place over the quarter. Country allocation in Thailand was also increased slightly but was limited somewhat by the lack of supply.


We appreciate your investment in Orbitex Asian High Yield Fund.

The following chart shows a comparison of a hypothetical investment of $10,000 in Asian High Yield Fund (assumes reinvestment of all dividends and distributions and a one time sales charge) versus the Lipper Emerging Market Debt Funds Category.

                                                                 PERIOD ENDED
                                                               APRIL 30, 1998(a)
                                                               -----------------
Asian High Yield Fund (incl. max. 4.75% sales charge)              $ 8,981
Lipper Emerging Market Debt Funds Category                         $11,157



CUMULATIVE TOTAL RETURN* SUMMARY

                                                                PERIOD ENDED
                                                               APRIL 30, 1998(a)
                                                               -----------------
Asian High Yield Fund                                               (5.71)%
Asian High Yield Fund (incl. max. 4.75% sales charge)              (10.20)%
Lipper Emerging Markets Debt Funds Category**                        11.57%

--------------------
(a) Commencement date of operations for Asian High Yield Fund is October 20, 1997. Performance for the benchmark is not available from commencement date of operations through April 30, 1998. For that reason, performance for the benchmark is shown from November 1, 1997 through April 30, 1998.

 * Total return is calculated assuming reinvestment of all dividends. Total returns would have been lower had the Advisor (Orbitex Management, Inc.) and Administrator and Custodian (State Street Bank and Trust Company) not waived or reimbursed a portion of their fees. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than an investor's original cost.

** The Lipper Emerging Markets Debt Funds Category is an unmanaged index whereas the Fund is actively managed. The performance of the index does not reflect any applicable sales charges or other expenses associated with investment in the Fund; direct investment in the index is not possible. Index performance is not intended to represent the future performance of Asian High Yield Fund.

ORBITEX GROUP OF FUNDS
ASIAN SELECT ADVISORS FUND
MANAGED BY BANKERS TRUST COMPANY AND ASIA STRATEGIC INVESTMENT LIMITED

PERFORMANCE REVIEW AND HOLDINGS: For the period from October 31, 1997 (commencement of operations) to April 30, 1998, the Fund declined (2.93)%, compared with (5.63)%(a) for the MSCI Asia Ex-Japan Free Index, the Fund's benchmark. The Fund's objective is superior long-term capital growth through selective investment in Asian companies. The Fund seeks to achieve its objective by investing at least 65% of its total assets in equity securities of Asian companies in normal market conditions.

From October 31, 1997 to April 30, 1998, the Asian financial crisis has taken a huge toll on the currencies and asset value within the region. All regional markets have undergone tremendous contractions and volatilities. Given the abnormally poor operating conditions, the Fund was more concerned about capital preservation and stayed unusually defensive by holding a very high level of cash. This has caused the Fund's holdings in Asian securities to stay below the suggested prospectus percentages for some time. The move has enhanced performance as all the markets declined sharply during the period.

The Fund has maintained a very disciplined approach by investing only when there is believed to be good value. Relatively large exposures were installed in the more stable economies of Hong Kong and Singapore, and the weaker "crisis economies" of Korea, Indonesia, Thailand and Malaysia were generally avoided. This led to a brief period of underperformance, in the first quarter of 1998, when the latter markets staged a strong but short lived rally. This was soon reversed as the poor economic fundamentals re-asserted themselves, and these markets went into sharp decline again.

As these markets corrected, the Fund has become more active over the recent weeks in investing its cash. Decisions based on stock selection led to small positions being placed in Korea, Thailand and Malaysia. We have participated in the recapitalization of two Thai banks, namely, Bangkok Bank and Thai Farmers Bank. This will be an area that we shall be keeping an eye out for opportunities.

The portfolio's investments are generally composed of large, liquid, index stocks. We have recently gone overweight in Hong Kong and Singapore preferring their stronger economic fundamentals and more consistent and sensible policies, and relatively sound financial systems. Weightings in the crisis economies are a function of our stock selection process rather than top down considerations. Thus, we are overweighted in Thailand and neutral in Korea. Our cautious assessments on Indonesia and the Philippines have not changed, and no weightings are kept in those markets. We are actively looking for purchases as value emerges in India and Taiwan.

OUTLOOK: Given the large uncertainties and volatilities in the markets, the Fund will remain defensive in the near term. Some cash will be kept, and we shall continue with our disciplined investment approach. We still favor the sounder and more matured markets of Hong Kong and Singapore, and we shall retain our cautious approach to the smaller markets where stock selection will be the key.

We appreciate your investment in Orbitex Asian Select Advisors Fund.

The following graph shows a comparison of a hypothetical investment of $10,000 in Asian Select Advisors Fund (assumes reinvestment of all dividends and distributions and a one time sales charge) versus the MSCI Asia Ex-Japan Free Index.

                                                                 PERIOD ENDED
                                                               APRIL 30, 1998(a)
                                                               -----------------
Asian Select Advisors Fund (incl. max. 5.75% sales charge)         $9,148
MSCI Asia Ex-Japan Free Index                                      $9,437



CUMULATIVE TOTAL RETURN* SUMMARY

                                                                 PERIOD ENDED
                                                               APRIL 30, 1998(a)
                                                               -----------------
Asian Select Advisors Fund                                          (2.93)%
Asian Select Advisors Fund (incl. max. 5.75% sales charge)          (8.54)%
MSCI Asia Ex-Japan Free Index**                                     (5.63)%

--------------------
(a) Commencement date of operations for Asian Select Advisors Fund is October 31, 1997. Performance for the benchmark is not available from commencement date of operations through April 30, 1998. For that reason, performance for the benchmark is shown from November 1, 1997 through April 30, 1998.

* Total return is calculated assuming reinvestment of all dividends. Total returns would have been lower had the Advisor (Orbitex Management, Inc.) and Administrator and Custodian (State Street Bank and Trust Company) not waived or reimbursed a portion of their fees. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than an investor's original cost.

** The MSCI Asia Ex-Japan Free Index is an unmanaged index whereas the Fund is actively managed. The performance of the index does not reflect any applicable sales charges or other expenses associated with investment in the Fund; direct investment in the index is not possible. Index performance is not intended to represent the future performance of Asian Select Advisors Fund.

ORBITEX GROUP OF FUNDS
STRATEGIC NATURAL RESOURCES FUND
SCHEDULE OF INVESTMENTS
APRIL 30, 1998


                                                                         MARKET
                                                           SHARES        VALUE
                                                           ------        -----
COMMON STOCKS - 91.21%
AGRICULTURAL MACHINERY - 2.43%
     Delta & Pine Land Co. .......................          3,000       $138,188
                                                                         -------
ALUMINUM - 2.85%
     Alcan Aluminum, Ltd. ........................          5,000        162,500
                                                                         -------
CHEMICALS - 4.90%
     Cytec Industries, Inc. (a) ..................          2,000        109,500
     Dow Chemical Co. ............................          1,000         96,687
     Du Pont (E.I.) de Nemours and Co. ...........          1,000         72,813
                                                                         -------
                                                                         279,000
                                                                         -------
GAS EXPLORATION - 9.54%
     Anderson Exploration, Ltd. (a) ..............          4,000         48,673
     Coho Energy, Inc. (a) .......................         10,000         75,625
     Forcenergy, Inc. (a) ........................          3,000         69,187
     Oryx Energy Co. (a) .........................          4,000        104,500
     Seagull Energy Corp. (a) ....................         10,000        170,625
     Weatherford Enterra, Inc. (a) ...............          1,500         75,094
                                                                         -------
                                                                         543,704
                                                                         -------
GAS & PIPELINE UTILITIES - 1.66%
     Williams Companies, Inc. ....................          3,000         94,875
                                                                         -------


INTERNATIONAL OIL - 7.50%
     Poco Petroleum, Ltd. (a) ....................          2,000         22,798
     Ranger Oil, Ltd. ............................         17,000        117,938
     Santa Fe International Corp. ................          1,500         58,781
     Texaco, Inc. ................................          2,000        123,000
     YPF Sociedad Anonima, ADR ...................          3,000        104,625
                                                                         -------
                                                                         427,142
                                                                         -------
MINING - 10.88%
     Barrick Gold Corp. ..........................          4,000         89,750
     Freeport-McMoRan Copper & Gold, Inc., Class A          7,000        124,686
     Getchell Gold Corp. (a) .....................          3,000         73,875
     Greenstone Resources, Ltd. (a) ..............         15,000         91,875
     Newmont Mining Corp. ........................          2,500         80,468
     Phelps Dodge Corp. ..........................          1,500        100,688
     Placer Dome, Inc ............................          4,000         59,000
                                                                         -------
                                                                         620,342
                                                                         -------

See Notes to Financial Statements.

ORBITEX GROUP OF FUNDS
STRATEGIC NATURAL RESOURCES FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
APRIL 30, 1998

                                                                    MARKET
                                                     SHARES         VALUE
                                                     ------         -----
OIL - 12.48%
     Atlantic Richfield Co. ................          2,000       $156,000
     Canadian 88 Energy Corp. (a) ..........         20,000         97,500
     Exxon Corp. ...........................          1,000         72,937
     Halliburton Co. .......................          2,500        137,500
     Pennzoil Co. ..........................          1,000         64,063
     Triton Energy, Ltd. (a) ...............          1,500         60,188
     Unocal Corp. ..........................          3,000        122,812
                                                                   -------
                                                                   711,000
                                                                   -------
OIL & GAS DRILLING - 8.70%
     Ensco International, Inc. .............          5,000        141,250
     Santa Fe International Corp. ..........          8,000         82,500
     Smith International, Inc. (a) .........          1,500         88,125
     Ultramar Diamond Shamrock Corp. .......          3,000         96,937
     UTI Energy Corp. (a) ..................          5,000         86,875
                                                                   -------
                                                                   495,687
                                                                   -------
OIL & GAS EXPLORATION AND PRODUCTION - 9.34%
     Benz Energy, Ltd. (a) .................         10,000         12,448
     Bonavista Petroleum, Ltd. (a) .........         13,000         53,184
     Canadian Conquest Exploration, Inc. (a)         50,000         40,211
     EEX Corp. (a) .........................         10,000         96,875
     Global Industries, Inc. (a) ...........          2,500         56,719
     Pacalta Resources, Ltd. (a) ...........          5,000         35,666
     Probe Exploration, Inc. (a) ...........         15,000         65,037
     Total SA, ADR .........................          2,000        117,500
     Ultra Petroleum Corp. (a) .............         15,000         54,023
                                                                   -------
                                                                   531,663
                                                                   -------
PAPER & RELATED PRODUCTS - 9.39%
     Asia Pulp & Paper Co., Ltd., ADR ......          4,000         58,250
     Champion International Corp. ..........          2,000        107,625
     Louisiana-Pacific Corp. ...............          5,000        109,375
     Tembec, Inc., Class A (a) .............         10,000         66,086
     Union Camp Corp. ......................          1,300         78,488
     Weyerhaeuser Co. ......................          2,000        115,250
                                                                   -------
                                                                   535,074
                                                                   -------
PETROLEUM SERVICES - 10.46%
     Baker Hughes, Inc. ....................          2,500        101,250
     Barrington Petroleum, Ltd. (a) ........         15,000         46,156
     Lyondell Petrochemical Co. ............          3,000         98,625
     Noble Drilling Corp. (a) ..............          2,500         80,781
     Seven Seas Petroleum, Inc. (a) ........          2,000         42,500
     Veritas DGC, Inc. (a) .................          2,000        108,375
     Western Atlas, Inc. ...................          1,500        118,500
                                                                   -------
                                                                   596,187
                                                                   -------

See Notes to Financial Statements.

ORBITEX GROUP OF FUNDS
STRATEGIC NATURAL RESOURCES FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
APRIL 30, 1998

                                                                        MARKET
                                                        SHARES          VALUE
                                                        ------          -----
SOFTWARE - 0.16%
     Mobius Management Systems, Inc. (a) .....              500       $    9,250
                                                                      ----------
STEEL - 0.92%
     AK Steel Holding Corp. ..................            2,500           52,500
                                                                      ----------
TOTAL COMMON STOCKS - (Cost $4,805,529)                                5,197,112
                                                                      ----------


SHORT TERM INVESTMENTS (COST $181,000) - 3.18%       PRINCIPAL
TIME DEPOSIT - 3.18%                                   AMOUNT
                                                       ------
     State Street Bank and Trust Co.,
     5.250%, 05/01/1998 ......................       $  181,000          181,000
                                                                      ----------


TOTAL INVESTMENTS (COST $4,986,529) - 94.39%                           5,378,112
OTHER ASSETS AND LIABILITIES - 5.61%                                     319,722
                                                                      ----------
NET ASSETS - 100.00%                                                  $5,697,834
                                                                      ==========




(a)   Denotes non-income producing security.
ADR - American Depository Receipt



See Notes to Financial Statements.

ORBITEX GROUP OF FUNDS
INFO-TECH & COMMUNICATIONS FUND
SCHEDULE OF INVESTMENTS
APRIL 30, 1998

                                                                           MARKET
                                                             SHARES        VALUE
                                                             ------        -----
COMMON STOCKS - 71.81%
ADVERTISING - 4.78%
     DoubleClick, Inc. (a) ........................          2,800       $116,725
                                                                          -------
BUSINESS SERVICES - 5.61%
     At Home Corp., Series A (a) ..................          1,700         56,631
     Nokia Corp., ADR .............................          1,200         80,250
                                                                          -------
                                                                          136,881
                                                                          -------
COMMUNICATION SERVICES - 2.36%
     China Telecom Hong Kong, Ltd., ADR (a) .......          1,000         38,625
     Exodus Communications, Inc. (a) ..............            500         19,000
                                                                          -------
                                                                           57,625
                                                                          -------
ELECTRONICS - 16.75%
     Altera Corp. (a) .............................          1,000         40,500
     Applied Materials, Inc. (a) ..................          1,000         36,125
     ARM Holdings Plc, ADR (a) ....................            500         20,188
     Broadcom Corp. (a) ...........................          2,000         96,000
     Lexmark International Group, Inc., Class A (a)            600         34,725
     Maxim Integrated Products, Inc. (a) ..........          1,500         60,562
     Motorola, Inc. ...............................            900         50,062
     Texas Instruments, Inc. ......................          1,100         70,469
                                                                          -------
                                                                          408,631
                                                                          -------
NETWORKING PRODUCTS - 0.90%
     Cisco Systems, Inc. (a) ......................            300         21,975
                                                                          -------
SOFTWARE - 14.33%
     ISS Group, Inc. (a) ..........................          1,000         44,250
     Mobius Management Systems, Inc. (a) ..........          1,500         27,750
     Ozemail, Ltd., ADR ...........................         10,000        228,125
     Visual Networks, Inc. (a) ....................          1,500         49,687
                                                                          -------
                                                                          349,812
                                                                          -------
TELECOMMUNICATIONS EQUIPMENT - 8.76%
     Advanced Radio Telecom Corp. (a) .............          1,500         21,938
     Ascend Communications, Inc. (a) ..............          1,600         69,700
     DSC Communications Corp. (a) .................          1,000         18,000
     Lucent Technologies, Inc. ....................            400         30,450
     Newbridge Networks Corp. (a) .................          1,000         29,312
     Northern Telecom, Ltd. .......................            400         24,350
     Reltec Corp. (a) .............................            500         19,938
                                                                          -------
                                                                          213,688
                                                                          -------


See Notes to Financial Statements.

ORBITEX GROUP OF FUNDS
INFO - TECH & COMMUNICATIONS FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
APRIL 30, 1998

                                                                                   MARKET
                                                                   SHARES           VALUE
                                                                   ------           -----
TELECOMMUNICATIONS SERVICES - 6.28%
     Metronet Communications Corp., Class B (a) ..........           1,000       $  25,000
     NTL, Inc. (a) .......................................           1,000          39,000
     Omnipoint Corp. (a) .................................           2,200          53,900
     Tellabs, Inc. (a) ...................................             500          35,438
                                                                               -----------
                                                                                   153,338
                                                                               -----------
TELEPHONE - 12.04%
     BCE, Inc. ...........................................             500          21,281
     Compania Anonima Nacional Telefonos de Venezuela, ADR           1,200          40,200
     E. Spire Communications, Inc. (a) ...................             900          17,100
     ITC Deltacom, Inc. (a) ..............................             500          14,313
     Nextlink Communications, Inc., Class A (a) ..........             800          24,000
     Powertel, Inc. (a) ..................................           1,600          36,600
     Sprint Corp. ........................................             400          27,325
     Telecomunicacoes Brasileiras, ADR ...................             400          48,725
     WorldCom, Inc. ......................................           1,500          64,172
                                                                               -----------
                                                                                   293,716
                                                                               -----------
TOTAL COMMON STOCKS - (COST $1,446,288) ..................                       1,752,391
                                                                               -----------



SHORT TERM INVESTMENTS (COST $706,000) - 28.93%                  PRINCIPAL
TIME DEPOSIT - 28.93%                                             AMOUNT
     State Street Bank and Trust Co.,
      5.250%, 05/01/1998 .................................        $706,000         706,000
                                                                               -----------

TOTAL INVESTMENTS (COST $2,152,288) - 100.74%                                    2,458,391
OTHER ASSETS AND LIABILITIES - (0.74)%                                             (18,049)
                                                                               -----------
NET ASSETS - 100.00%                                                           $ 2,440,342
                                                                               ===========


(a)   Denotes non-income producing security
ADR -  American Depository Receipt


See Notes to Financial Statements.

ORBITEX GROUP OF FUNDS
GROWTH FUND
SCHEDULE OF INVESTMENTS
APRIL 30, 1998

                                                                                       MARKET
                                                                          SHARES       VALUE
                                                                          ------       -----
COMMON STOCKS - 101.66%
ADVERTISING - 1.64%
     DoubleClick, Inc. (a) ......................................           350       $14,591
                                                                                      -------

AIR TRAVEL - 4.82%
     AMR Corp. (a) ..............................................           100        15,237
     ASA Holdings, Inc. .........................................           440        16,720
     Southwest Airlines Co. .....................................           400        10,975
                                                                                      -------
                                                                                       42,932
                                                                                      -------
AUTO PARTS - 3.56%
     CSK Auto Corp. (a) .........................................           700        18,900
     Superior Industries International, Inc. ....................           400        12,850
                                                                                      -------
                                                                                       31,750
                                                                                      -------
BANKS - 1.91%
     BankAmerica Corp. ..........................................           200        17,000
                                                                                      -------


BROADCASTING - 3.67%
     Tele-Communications, Inc., Liberty Media Group, Series A (a)           500        16,594
     Tele-Communications, Inc., TCI Group, Series A (a) .........           500        16,125
                                                                                      -------

                                                                                       32,719
                                                                                      -------
BUSINESS SERVICES - 3.22%
     Equifax, Inc. ..............................................           400        15,475
     Manpower, Inc. .............................................           300        13,219
                                                                                      -------

                                                                                       28,694
                                                                                      -------
CHEMICALS - 2.17%
     Dow Chemical Co. ...........................................           200        19,337
                                                                                      -------


COMPUTERS & BUSINESS EQUIPMENT - 1.95%
     Symbol Technologies, Inc. ..................................           450        17,325
                                                                                      -------


DIVERSIFIED MANUFACTURING- 1.91%
     General Electric Co. .......................................           200        17,025
                                                                                      -------

DRUGS & HEALTH CARE - 8.64%
     Agouron Pharmaceuticals, Inc. (a) ..........................           500        17,000
     Amgen, Inc. ................................................           200        11,925
     Biogen, Inc. (a) ...........................................           100         4,438
     Bristol-Myers Squibb Co. ...................................           100        10,587
     Cellegy Pharmaceuticals, Inc. (a) ..........................         1,300         7,394
     Merck & Co., Inc. ..........................................           100        12,050
     RLI Corp. ..................................................           250        13,562
                                                                                      -------
                                                                                       76,956
                                                                                      -------
ELECTRIC UTILITIES - 2.95%
     Eastern Utilities Assoc ....................................         1,000        26,250
                                                                                      -------



See Notes to Financial Statements.

ORBITEX GROUP OF FUNDS
GROWTH FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
APRIL 30, 1998


                                                              MARKET
                                                  SHARES      VALUE
                                                  ------      -----
ELECTRONICS - 5.25%
     ARM Holdings Plc, ADR (a) .........           200       $ 8,075
     Maxim Integrated Products, Inc. (a)           250        10,094
     SGS-Thomson Microelectronics NV (a)           100         8,450
     Texas Instruments, Inc. ...........           100         6,406
     Xilinx, Inc. (a) ..................           300        13,725
                                                             -------

                                                              46,750
                                                             -------
FINANCIAL SERVICES - 2.70%
     Countrywide Credit Industries, Inc.           250        12,094
     Federal National Mortgage Assoc ...           200        11,975
                                                             -------

                                                              24,069
GAS & PIPELINE UTILITIES - 2.73%
     Leviathan Gas Pipeline Partners ...           750        24,328
                                                             -------

HOMEBUILDERS - 0.96%
     Kaufman & Broad Home Corp. ........           290         8,584
                                                             -------

INDUSTRIAL MACHINERY - 3.46%
     Magna International, Inc., Class A            200        14,912
     Tokheim Corp. (a) .................         1,000        15,875
                                                             -------

                                                              30,787
                                                             -------
INSURANCE - 0.96%
     20th Century Industries ...........           300         8,550
                                                             -------

INTERNATIONAL OIL - 0.93%
     Chevron Corp. .....................           100         8,269
                                                             -------

METALS - 6.18%
     Friedman Industries, Inc. .........         5,775        42,591
     Precision Castparts Corp. .........           200        12,425
                                                             -------

                                                              55,016
                                                             -------
MINING - 3.09%
     Getchell Gold Corp. (a) ...........           600        14,775
     Homestake Mining Co. ..............         1,100        12,787
                                                             -------

                                                              27,562
                                                             -------
NETWORKING PRODUCTS - 2.64%
     3Com Corp. (a) ....................           260         8,889
     Cisco Systems, Inc. (a) ...........           200        14,650
                                                             -------

                                                              23,539
                                                             -------
PAPER - 4.37%
     Pope & Talbot, Inc. ...............         2,500        38,906
                                                             -------

PETROLEUM SERVICES - 1.06%
     Global Marine, Inc. (a) ...........           400         9,425
                                                             -------


See Notes to Financial Statements.

ORBITEX GROUP OF FUNDS
GROWTH FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
APRIL 30, 1998

                                                                                                         MARKET
                                                                               SHARES                     VALUE
REAL ESTATE - 2.02%
     Catellus Development Corp. (a) .......................................        300                 $      5,344
     Lennar Corp. .........................................................        450                       12,655
                                                                                                       ------------
                                                                                                             17,999
                                                                                                       ------------
RETAIL - 1.36%
     Viking Office Products, Inc. (a) .....................................        500                       12,094
                                                                                                       ------------
RETAIL TRADE - 1.95%
     Longs Drug Stores Corp. ..............................................        600                       17,362
                                                                                                       ------------
SAVINGS AND LOAN - 3.49%
     Golden West Financial Corp. ..........................................        150                       15,797
     H.F. Ahmanson & Co. ..................................................        200                       15,250
                                                                                                       ------------
                                                                                                             31,047
                                                                                                       ------------
SOFTWARE - 13.99%
     Check Point Software Technologies, Ltd. (a) ..........................        200                        5,875
     Computer Associate International, Inc. ...............................        300                       17,569
     Electronic Arts, Inc. (a) ............................................        300                       13,875
     HTE, Inc. (a) ........................................................        500                       14,000
     Pegasystems, Inc. (a) ................................................        700                       13,125
     Peregrine Systems, Inc. (a) ..........................................        600                       14,475
     Transaction Systems Architects, Inc., Class A (a) ....................        300                       12,600
     Visual Networks, Inc. (a) ............................................      1,000                       33,125
                                                                                                       ------------
                                                                                                            124,644
                                                                                                       ------------
TELECOMMUNICATIONS SERVICES - 1.59%
     Tellabs, Inc. (a) ....................................................        200                       14,175
                                                                                                       ------------

TOBACCO - 1.86%
     UST, Inc. ............................................................        600                       16,538
                                                                                                       ------------
TRANSPORTATION - 1.54%
     C.H. Robinson Worldwide, Inc. ........................................        600                       13,725
                                                                                                       ------------
TRUCKING & FREIGHT FORWARDING - 3.09%
     Air Express International Corp. ......................................        400                       10,500
     Expeditores International ............................................        400                       17,000
                                                                                                       ------------
                                                                                                             27,500
                                                                                                       ------------
TOTAL COMMON STOCKS - (Cost $846,862)                                                                       905,448
                                                                                                       ------------

TOTAL INVESTMENTS (COST $846,862) - 101.66%                                                                 905,448
OTHER ASSETS AND LIABILITIES - (1.66)%                                                                      (14,808)
                                                                                                       ------------
NET ASSETS - 100.00%                                                                                   $    890,640
                                                                                                       ============


(a)   Denotes non-income producing security
ADR -  American Depository Receipt


See Notes to Financial Statements.

ORBITEX GROUP OF FUNDS
ASIAN HIGH YIELD FUND
SCHEDULE OF INVESTMENTS
APRIL 30, 1998

                                                                             PRINCIPAL                   MARKET
                                                                               AMOUNT                     VALUE
BONDS AND NOTES - 106.23%
BRAZIL - 1.15%
GOVERNMENT - 1.15%
     Republic of Brazil C Bond, 5.00%
       with 3.00% Interest Capitalization, 04/15/2014 (a)(b).............    $  52,279                 $     43,326
                                                                                                       ------------

CHINA - 2.46%
GOVERNMENT - 1.22%
     Guangdong International Trust
       & Investment Corp., 8.750%, 10/24/2016 (c) .........................     50,000                       46,000
                                                                                                       ------------

MUNICIPAL - 1.24%
     Zhuhai Hwy Co., Ltd., 11.500%, 07/01/2008 (c) ........................     50,000                       46,750
                                                                                                       ------------

HONG KONG - 2.56%
INDUSTRIAL - 1.26%
     Hutchison Whampoa, Ltd., 6.950%, 08/01/2007 (c).......................     50,000                       47,395
                                                                                                       ------------

REAL ESTATE - 1.30%
     Cheung Kong Finance, 5.500%, 09/30/1998 ..............................     50,000                       49,125
                                                                                                       ------------

INDIA - 6.19%
ENERGY - 4.93%
     Tata Electric Co., 7.875%, 08/19/2007 (c).............................    200,000                      185,720
                                                                                                       ------------

INDUSTRIALS - 1.26%
     Reliance Industries, Ltd., 8.125%, 09/27/2005 (c).....................     50,000                       47,500
                                                                                                       ------------


INDONESIA- 0.92%
FOOD, BEVERAGE & TOBACCO - 0.92%
     Sampoerna International Financial Co., 8.375%, 06/15/2006 (c).........     50,000                       34,500
                                                                                                       ------------

JAPAN - 8.71%
BANKS - 2.61%
     Tokai Preferred Capital Co. LLC, 9.980%, 12/29/2049 (c)(d)............    100,000                       98,500
                                                                                                       ------------

ELECTRIC UTILITIES - 6.10%
     Tenaga Nasional Berhad, 7.625%, 04/29/2007 (c)........................     50,000                       44,875
     Tenaga Nasional Berhad, 7.875%, 06/15/2004 (c)........................    200,000                      184,790
                                                                                                       ------------
                                                                                                            229,665
                                                                                                       ------------

See Notes to Financial Statements.

ORBITEX GROUP OF FUNDS
ASIAN HIGH YIELD FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
APRIL 30, 1998

                                                                              PRINCIPAL                  MARKET
                                                                               AMOUNT                     VALUE
KOREA - 37.61%
BANKS - 8.75%
     Korea Development Bank, 7.000%, 07/15/1999 ........................... $  100,000               $       98,590
     Korea Development Bank, 7.375%, 09/17/2004 ...........................    250,000                      230,825
                                                                                                     --------------
                                                                                                            329,415
                                                                                                     --------------
GOVERNMENT - 14.55%
     Export-Import Bank of  Korea, 6.500%, 02/10/2002 .....................    110,000                      100,937
     Export-Import Bank of  Korea, 6.500%, 11/15/2006 .....................    200,000                      175,000
     Export-Import Bank of  Korea, 7.100%, 03/15/2007 .....................     80,000                       74,800
     Republic of Korea, 8.875%, 04/15/2008 ................................    200,000                      197,210
                                                                                                     --------------
                                                                                                            547,947
                                                                                                     --------------
INDUSTRIALS - 4.96%
     Pohang Iron & Steel, Ltd., 7.500%, 08/1/2002 .........................    200,000                      187,000
                                                                                                     --------------
TELECOMMUNICATIONS SERVICES - 7.27%
     Korea Telecom, 7.625%, 04/15/2007 ....................................    100,000                       88,744
     SK Telecom Co., Ltd., 7.750%, 04/29/2004 .............................    200,000                      185,250
                                                                                                     --------------
                                                                                                            273,994
                                                                                                     --------------
UTILITIES - 2.08%
     Korea Electric Power Corp., 6.375%, 12/01/2003 .......................     90,000                       78,300
                                                                                                     --------------

MALAYSIA - 1.23%
INDUSTRIALS - 1.23%
     Petroliam Nasional Berhad, 7.125%, 08/15/2005 (c).....................     50,000                       46,340
                                                                                                     --------------

MEXICO - 2.75%
INDUSTRIALS - 2.75%
     AXA SA de CV, 9.000%, 08/04/2004 (c)..................................     50,000                       49,125
     Copamex Industrias SA De CV, 11.375%, 04/30/2004 .....................     50,000                       54,625
                                                                                                     --------------
                                                                                                            103,750
                                                                                                     --------------
PHILIPPINES - 21.15%
ENERGY - 9.21%
     Ce Casecnan Water & Energy, Inc.,
       Senior Note, 11.450%, 11/15/2005 ...................................    100,000                      105,200
     Ce Casecnan Water & Energy, Inc.,
       Senior Note, 11.950%, 11/15/2010 ...................................    225,000                      241,603
                                                                                                     --------------
                                                                                                            346,803
                                                                                                     --------------
GOVERNMENT - 9.11%
     Bangko Sentral Ng Philipinas, 8.600%, 06/15/2027 .....................    100,000                       90,000
     ING Bank NV, Floating Rate Note, 02/12/1999 (c)(e)(d)(f) .............    100,000                      104,250
     Republic of Philippines, 8.875%, 04/15/2008 ..........................    150,000                      148,875
                                                                                                     --------------
                                                                                                            343,125
                                                                                                     --------------
TELEPHONE - 2.83%
     Philippine Long Distance Telephone, 10.625%, 06/02/2004 ..............    100,000                      106,470
                                                                                                     --------------


See Notes to Financial Statements.

ORBITEX GROUP OF FUNDS
ASIAN HIGH YIELD FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
APRIL 30, 1998

                                                                              PRINCIPAL                  MARKET
                                                                               AMOUNT                     VALUE
RUSSIA - 1.17%
GOVERNMENT - 1.17%
     Russia Ministry of Finance, 9.250%, 11/27/2001 ....................... $   30,000               $       29,475
     Russia Ministry of Finance, 10.000%, 06/26/2007 ......................     15,000                       14,456
                                                                                                     --------------
                                                                                                             43,931
                                                                                                     --------------
THAILAND - 12.12%
BANKS - 4.58%
     Bangkok Bank Public Co., Ltd., 7.250%, 09/15/2005 (c) ................    200,000                      172,340
                                                                                                     --------------
INDUSTRIALS - 7.54%
     PTTEP International, Ltd., 7.625%, 10/01/2006 (c).....................    320,000                      283,888
                                                                                                     --------------

TURKEY - 5.37%
GOVERNMENT - 5.37%
     Republic of Turkey, 10.000%, 09/19/2007 ..............................    100,000                      102,500
     Sultan, Ltd., Floating Rate Note, 8.750%, 06/11/1999 (d) .............    100,000                       99,760
                                                                                                     --------------
                                                                                                            202,260
                                                                                                     --------------
UNITED STATES - 2.84%
GOVERNMENT - 2.84%
     United States Treasury Note, 6.875%, 05/15/2006 ......................    100,000                      107,062
                                                                                                     --------------

TOTAL BONDS AND NOTES - (Cost $4,015,710)                                                                 4,001,106
                                                                                                    ---------------

PREFERRED STOCKS (COST $49,716) - 1.32%                                         SHARES
CHINA - 1.32%                                                                   ------
INDUSTRIALS - 1.32%
     Swire Pacific, Ltd., 9.33%, Series 144A(c)............................      2,200                       50,050
                                                                                                     --------------

TOTAL LONG TERM INVESTMENTS - (Cost $4,065,426 )                                                          4,051,156
                                                                                                    ---------------


See Notes to Financial Statements.

ORBITEX GROUP OF FUNDS
ASIAN HIGH YIELD FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
APRIL 30, 1998

                                                                              PRINCIPAL                  MARKET
                                                                               AMOUNT                     VALUE
SHORT TERM INVESTMENTS (COST $354,755) - 9.42%
UNITED STATES - 9.42%
GOVERNMENT - 9.42%
     United States Treasury Bill,
        4.850% - 4.990%, 06/25/1998 - 07/09/1998(g)........................  $ 358,000               $      354,755
                                                                                                     --------------

TOTAL INVESTMENTS (COST $4,420,181) - 116.97%                                                             4,405,911
OTHER ASSETS AND LIABILITIES - (16.97)%                                                                    (639,354)
                                                                                                     --------------
NET ASSETS - 100.00%                                                                                 $    3,766,557
                                                                                                     ==============




(a) The coupon rate shown on step-up coupon bond represents the rate as of April 30, 1998.

(b) Bond pays stated or additional interest with "payment-in-kind" (PIK) bonds.

(c) Securities purchased pursuant to Rule 144A of the Securities Act of 1933 and may be resold in transactions exempt from registration, normally only to qualified institutional buyers. At April 30, 1998, these securities amounted to $1,442,023, representing 38.29% of the Fund's net assets.

(d) The coupon rate shown on floating rate note represents the rate at April 30, 1998.

(e) Illiquid security restricted as to resale, represents 2.77% (at value) of the net assets of the Fund, with an acquisition date of 02/12/98 and acquisition cost of $100,000.

(f) Structured Note which pays an interest amount at either the Philippines T-Bill rate (currently at 17.7%, resets semi-annually) less 2.25% or LIBOR plus 100 basis points, whichever is higher at the due date.

(g) The coupon rate represents the annualized yield at date of purchase.



See Notes to Financial Statements.

ORBITEX GROUP OF FUNDS
ASIAN SELECT ADVISORS FUND
SCHEDULE OF INVESTMENTS
APRIL 30, 1998

                                                                                                         MARKET
                                                                               SHARES                     VALUE
COMMON STOCKS - 41.60%
HONG KONG - 19.04%
CONGLOMERATES - 4.58%
     Hutchison Whampoa ....................................................      1,000                 $      6,184
                                                                                                       ------------

REAL ESTATE - 4.65%
     Citic Pacific, Ltd. ..................................................      1,000                        3,072
     Wharf Holdings .......................................................      2,000                        3,202
                                                                                                       ------------
                                                                                                              6,274
                                                                                                       ------------
RETAIL - 4.22%
     New World Development Co., Ltd. ......................................      2,000                        5,693
                                                                                                       ------------

TELEPHONE - 5.59%
     China Telecom, Ltd. ..................................................      2,000                        3,796
     Hong Kong Telecomm ...................................................      2,000                        3,744
                                                                                                       ------------
                                                                                                              7,540
                                                                                                       ------------
KOREA - 4.04%
ELECTRIC UTILITIES - 4.04%
     Korea Electric Power Corp. ...........................................        400                        5,447
                                                                                                       ------------

SINGAPORE - 14.18%
BUILDING MATERIALS & CONSTRUCTION - 3.12%
     Hong Leong Asia, Ltd. ................................................      5,000                        4,202
                                                                                                       ------------

ELECTRONICS - 3.27%
     Singapore Technologies ...............................................      5,137                        4,415
                                                                                                       ------------

TELEPHONE - 3.82%
     Singapore Telecommunications, Ltd. ...................................      3,000                        5,156
                                                                                                       ------------

TRANSPORTATION - 3.97%
     Keppel Telecom & Transport ...........................................      8,000                        5,359
                                                                                                       ------------

THAILAND - 4.34%
BANKS - 4.34%
     Bangkok Bank .........................................................        600                        1,506
     Thai Farmers Bank Public Co., Ltd. ...................................      1,900                        4,350
                                                                                                       ------------
                                                                                                              5,856
                                                                                                       ------------
TOTAL COMMON STOCKS - (Cost $57,817)                                                                         56,126
                                                                                                       ------------

TOTAL INVESTMENTS (COST $57,817) - 41.60%                                                                    56,126
OTHER ASSETS AND LIABILITIES - 58.40%                                                                        78,795
                                                                                                       ------------
NET ASSETS - 100.00%                                                                                   $    134,921
                                                                                                       ============


See Notes to Financial Statements.

ORBITEX GROUP OF FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
APRIL 30, 1998

                                                        STRATEGIC
                                                         NATURAL       INFO-TECH &                      ASIAN HIGH        ASIAN
                                                        RESOURCES    COMMUNICATIONS      GROWTH           YIELD      SELECT ADVISORS
                                                          FUND            FUND            FUND            FUND             FUND
                                                      -----------      -----------     -----------     -----------      -----------
ASSETS
   Investments in securities, at value (Note 2)       $ 5,197,112      $ 1,752,391     $   905,448     $ 4,051,156      $    56,126
   Short term investments (Note 2)                        181,000          706,000             -           354,755              -
                                                      -----------      -----------     -----------     -----------      -----------
        Total investments                               5,378,112        2,458,391         905,448       4,405,911           56,126

   Cash                                                       855            2,760          81,923         378,422           85,944
   Foreign currency, at value                              35,384              -               -               -              1,065
   Receivable for securities sold                         372,880              -            18,627             -                -
   Interest receivable                                         26              103             -            77,358              -
   Dividends receivable                                     8,430              498           4,063           1,283               83
   Receivable for fund shares sold                        246,116          133,455           9,413          39,035              -
   Receivable due from advisor (Note 3)                     6,407           14,614          17,142          28,783           22,647
   Prepaid expenses                                         6,048            6,049           5,381           6,179            5,378
   Deferred organizational expenses (Note 2)               16,891           16,881          16,881          16,871           16,974
                                                      -----------      -----------     -----------     -----------      -----------
         TOTAL ASSETS                                   6,071,149        2,632,751       1,058,878       4,953,842          188,217

LIABILITIES
   Payable for securities purchased                       310,203          117,894         114,432         376,771              -
   Payable for fund shares redeemed                           -             22,019             -               -                -
   Payable for trustee fees (Note 3)                        1,000            1,000           1,000           1,000            1,000
   Payable for organizational expense (Note 2)              4,589            4,589           4,589           4,589            4,589
   Payable for line of credit (Note 9)                        -                -               -           750,000              -
   Accrued expenses and other liabilities                  57,523           46,907          48,217          54,925           47,707
                                                      -----------      -----------     -----------     -----------      -----------
         TOTAL LIABILITIES                                373,315          192,409         168,238       1,187,285           53,296
                                                      -----------      -----------     -----------     -----------      -----------
             NET ASSETS                               $ 5,697,834      $ 2,440,342     $   890,640     $ 3,766,557      $   134,921
                                                      ===========      ===========     ===========     ===========      ===========

NET ASSETS
   Paid-in capital                                    $ 5,484,453      $ 2,164,523     $   776,356     $ 3,931,613      $   137,824
   Undistributed net investment income                    119,210              -            13,074          26,364              -
   Accumulated net realized gain (loss) on
     investments and foreign currency transactions       (297,412)         (30,284)         42,624        (177,150)          (1,212)
   Net unrealized appreciation (depreciation) on
     investments and foreign currency transactions        391,583          306,103          58,586         (14,270)          (1,691)
                                                      -----------      -----------     -----------     -----------      -----------
         NET ASSETS                                   $ 5,697,834      $ 2,440,342     $   890,640     $ 3,766,557      $   134,921
                                                      ===========      ===========     ===========     ===========      ===========

NET ASSET VALUE PER SHARE
   Net asset value per share (based on shares
     of beneficial interest outstanding, par
     value $0.01 per share)                           $     16.54      $     19.62     $     17.93     $     10.93      $     14.56
                                                      ===========      ===========     ===========     ===========      ===========

   Maximum sales charge (Note 1)                             5.75%            5.75%           5.75%           4.75%            5.75%

   Offering price per share                           $     17.55      $     20.82     $     19.02     $     11.48      $     15.45
                                                      ===========      ===========     ===========     ===========      ===========

   Total shares outstanding at end of period              344,464          124,389          49,674         344,640            9,265
                                                      ===========      ===========     ===========     ===========      ===========

   Cost of investments                                $ 4,986,529      $ 2,152,288     $   846,862     $ 4,420,181      $    57,817
                                                      ===========      ===========     ===========     ===========      ===========

   Foreign currency, at cost                          $    35,384      $         -     $         -     $         -      $     1,065
                                                      ===========      ===========     ===========     ===========      ===========


See Notes to Financial Statements.

ORBITEX GROUP OF FUNDS
STATEMENTS OF OPERATIONS
FOR THE PERIOD ENDED APRIL 30, 1998 *

                                                      STRATEGIC
                                                       NATURAL      INFO-TECH &                    ASIAN HIGH        ASIAN
                                                      RESOURCES   COMMUNICATIONS      GROWTH          YIELD      SELECT ADVISORS
                                                         FUND           FUND           FUND            FUND           FUND
                                                       ---------      ---------      ---------      ---------      ---------
INVESTMENT INCOME
   Interest income                                     $  19,752      $   2,943      $     502      $ 122,532      $      80
   Dividend income                                       157,738          1,726         18,839          1,283            310
   Foreign taxes withheld                                   (369)           (62)            (7)          --             --
                                                       ---------      ---------      ---------      ---------      ---------
     TOTAL INVESTMENT INCOME                             177,121          4,607         19,334        123,815            390

EXPENSES
   Custodian fee (Note 3)                                 45,074         40,820         45,605         36,946         51,513
   Administration fee (Note 3)                            43,750         43,750         43,750         43,750         43,750
   Investment advisor fee (Note 3)                        25,989          5,113          2,423         17,612            953
   Professional fees                                      24,000         24,000         24,000         24,000         24,000
   Transfer agent fee                                     14,860         15,028         14,893         14,971         14,129
   Registration fees                                      17,000         15,510         15,219         16,404         15,100
   Distribution fee (Note 3)                               8,316          1,635          1,291          4,227            254
   Printing expense                                        7,000          7,000          7,000          7,000          7,000
   Insurance fee                                           2,917          2,917          2,917          2,917          2,917
   Trustees' fee (Note 3)                                  2,000          2,000          2,000          2,000          2,000
   Miscellaneous expense                                      30             28             28          2,001             58
   Amortization of organizational expense (Note 2)         1,963          1,973          1,973          1,983          1,880
   Interest expense (Note 9)                                --             --             --            1,924           --
                                                       ---------      ---------      ---------      ---------      ---------
      Total expenses before waivers,
      reimbursements and custodial credits               192,899        159,774        161,099        175,735        163,554
   Expenses waived and reimbursed (Note 3)              (142,005)      (148,028)      (154,315)      (172,701)      (160,290)
   Fees reduced by credits allowed by the
        custodian Note 3)                                 (1,091)        (1,929)        (1,622)        (1,110)        (1,677)
                                                       ---------      ---------      ---------      ---------      ---------
      NET EXPENSES                                        49,803          9,817          5,162          1,924          1,587
                                                       ---------      ---------      ---------      ---------      ---------

      NET INVESTMENT INCOME (LOSS)                       127,318         (5,210)        14,172        121,891         (1,197)
                                                       ---------      ---------      ---------      ---------      ---------

REALIZED AND UNREALIZED GAIN
     (LOSS) ON INVESTMENTS AND
     FOREIGN CURRENCY TRANSACTIONS
   Net realized gain (loss) on:
     Investments                                        (290,842)       (30,284)        41,526       (177,110)        (1,212)
     Foreign currency related transactions                  (615)          --             --             --               44
                                                       ---------      ---------      ---------      ---------      ---------
        Total net realized gain (loss)                  (291,457)       (30,284)        41,526       (177,110)        (1,168)
   Net change in unrealized appreciation
     (depreciation) on investment transactions           391,583        306,103         58,586        (14,270)        (1,691)
                                                       ---------      ---------      ---------      ---------      ---------
        NET REALIZED AND UNREALIZED
            GAIN (LOSS)                                  100,126        275,819        100,112       (191,380)        (2,859)
                                                       ---------      ---------      ---------      ---------      ---------
   NET INCREASE (DECREASE) IN NET
     ASSETS RESULTING FROM
        OPERATIONS                                     $ 227,444      $ 270,609      $ 114,284      $ (69,489)     $  (4,056)
                                                       =========      =========      =========      =========      =========

   SALES CHARGE PAID TO
     FUNDS DISTRIBUTOR, INC                            $  38,790      $  47,510      $   5,248      $  55,389      $   1,100
                                                       =========      =========      =========      =========      =========


* The commencement of investment operations was October 23, 1997 for Strategic Natural Resources Fund, October 22, 1997 for Info-Tech & Communications Fund and Growth Fund, October 20, 1997 for Asian High Yield Fund, and October 31, 1997 for Asian Select Advisors Fund.


See Notes to Financial Statements.

ORBITEX GROUP OF FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIOD ENDED APRIL 30, 1998 *

                                                     STRATEGIC
                                                      NATURAL        INFO-TECH &                      ASIAN HIGH           ASIAN
                                                     RESOURCES     COMMUNICATIONS       GROWTH          YIELD        SELECT ADVISORS
                                                        FUND             FUND            FUND            FUND              FUND
                                                    ------------     ------------     ------------    ------------     ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
Net investment income (loss)                        $    127,318     $     (5,210)    $     14,172    $    121,891     $     (1,197)
Net realized gain (loss) on investments and
   foreign currency related transactions                (291,457)         (30,284)          41,526        (177,110)          (1,168)
Net change in unrealized appreciation
   (depreciation) on investment transactions             391,583          306,103           58,586         (14,270)          (1,691)
                                                    ------------     ------------     ------------    ------------     ------------
Net increase (decrease) in net assets
   resulting from operations                             227,444          270,609          114,284         (69,489)          (4,056)
                                                    ------------     ------------     ------------    ------------     ------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
   FROM:
Net investment income                                     (7,147)            --               --           (95,628)            --
Distributions in excess of net realized gains             (6,916)            --               --              --               --
                                                    ------------     ------------     ------------    ------------     ------------
   Total dividends and distributions to
      shareholders                                       (14,063)            --               --           (95,628)            --
                                                    ------------     ------------     ------------    ------------     ------------

FUND SHARE TRANSACTIONS:
Proceeds from fund shares sold                        10,833,321        2,171,752          756,356       5,998,122          118,977
Proceeds from reinvestment of dividends                   12,051             --               --            21,381             --
Cost of fund shares redeemed                          (5,380,919)         (22,019)            --        (2,107,829)            --
                                                    ------------     ------------     ------------    ------------     ------------
   Net increase from fund share transactions           5,464,453        2,149,733          756,356       3,911,674          118,977

TOTAL INCREASE IN NET ASSETS                           5,677,834        2,420,342          870,640       3,746,557          114,921
                                                    ------------     ------------     ------------    ------------     ------------

NET ASSETS:
Beginning of period (Note 8)                              20,000           20,000           20,000          20,000           20,000
                                                    ------------     ------------     ------------    ------------     ------------
End of period                                       $  5,697,834     $  2,440,342     $    890,640    $  3,766,557     $    134,921
                                                    ============     ============     ============    ============     ============

NUMBER OF FUND SHARES:
Shares outstanding at beginning of period (Note 8)         1,333            1,333            1,333           1,667            1,333
Shares sold                                              709,678          124,204           48,341         528,380            7,932
Shares reinvested                                            713             --               --             2,010             --
Shares redeemed                                         (367,260)          (1,148)            --          (187,417)            --
                                                    ------------     ------------     ------------    ------------     ------------
Net increase in shares outstanding                       343,131          123,056           48,341         342,973            7,932
                                                    ------------     ------------     ------------    ------------     ------------
   Total shares outstanding at end of period             344,464          124,389           49,674         344,640            9,265
                                                    ============     ============     ============    ============     ============

Undistributed net investment income at
   end of period                                    $    119,210     $       --       $     13,074    $     26,364     $       --
                                                    ============     ============     ============    ============     ============


* The commencement of investment operations was October 23, 1997 for Strategic Natural Resources Fund, October 22, 1997 for Info-Tech & Communications Fund and Growth Fund, October 20, 1997 for Asian High Yield Fund, and October 31, 1997 for Asian Select Advisors Fund.



See Notes to Financial Statements.

ORBITEX GROUP OF FUNDS
FINANCIAL HIGHLIGHTS
FOR THE PERIOD ENDED APRIL 30, 1998 (a)
Selected data based on a share outstanding throughout the period indicated



                                                           STRATEGIC                                                      ASIAN
                                                            NATURAL        INFO-TECH &                    ASIAN          SELECT
                                                           RESOURCES     COMMUNICATIONS     GROWTH      HIGH YIELD       ADVISORS
                                                              FUND            FUND           FUND          FUND            FUND
                                                           ---------        ---------     ---------      ---------       ---------

Net asset value, beginning of period                       $   15.00        $   15.00     $   15.00      $   12.00       $   15.00
                                                           ---------        ---------     ---------      ---------       ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                           0.38(d)          0.00          0.26(d)        0.45            0.00

Net realized and unrealized gain (loss) on investments
and foreign currency related transactions                       1.22             4.62          2.67          (1.15)          (0.44)
                                                           ---------        ---------     ---------      ---------       ---------

Total income (loss) from investment operations                  1.60             4.62          2.93          (0.70)          (0.44)
                                                           ---------        ---------     ---------      ---------       ---------

Less distributions from net investment income                  (0.03)             -             -            (0.37)            -

Less distributions in excess of capital gains                  (0.03)             -             -              -               -
                                                           ---------        ---------     ---------      ---------       ---------

Total distributions from net investment income
and net capital gains                                          (0.06)             -             -            (0.37)            -
                                                           ---------        ---------     ---------      ---------       ---------

NET ASSET VALUE, END OF PERIOD                             $   16.54        $   19.62     $   17.93      $   10.93       $   14.56
                                                           =========        =========     =========      =========       =========

TOTAL RETURN (b)                                               10.74%           30.80%        19.53%         (5.71)%         (2.93)%
                                                           =========        =========     =========      =========       =========

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                       $   5,698        $   2,440     $     891      $   3,767       $     135
Ratio of expenses to average net assets
(including interest expense) (c)                                2.40%            2.40%         1.60%          0.14%           2.50%

Ratio of expenses to average net assets (including
interest expense and custodial credits) (c)                     2.45%            2.88%         2.11%          0.22%           5.14%

Ratio of expenses to average net assets without expenses
waived, reimbursed and/or reduced by custodial credits (c)      9.27%           39.06%        50.13%         12.47%         257.54%

Ratio of net investment income (loss) to average
net assets (c)                                                  6.12%(d)        (1.27)%        4.41%          8.65%(d)       (1.89)%


Portfolio turnover rate                                          519%              76%          448%           173%              5%

(a) The commencement of investment operations was October 23, 1997 for Strategic Natural Resources Fund, October 22, 1997 for Info-Tech & Communications Fund and Growth Fund, October 20, 1997 for Asian High Yield Fund, and October 31, 1997 for Asian Select Advisors Fund.

(b) Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, and assume no sales charge. Had the Advisor, Administrator and Custodian not absorbed a portion of the expenses, total returns would have been lower. Periods less than one year are not annualized.

(c)  Annualized for periods less than one year.

(d) Net investment income per share and the net investment income ratio would have been lower without a certain investment strategy followed by the Advisor during the current fiscal year.

ORBITEX GROUP OF FUNDS
NOTES TO FINANCIAL STATEMENTS
APRIL 30, 1998

1.    ORGANIZATION

Orbitex Group of Funds (the "Trust") was incorporated in Delaware in December 1996 and is registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end management investment company. The Trust is comprised of five funds (collectively the "Funds" and individually the "Fund") as follows: Strategic Natural Resources Fund, Info-Tech & Communications Fund, Growth Fund, Asian High Yield Fund and Asian Select Advisors Fund. Each Fund operates as a diversified investment company except Asian High Yield Fund which operates as a non-diversified investment company. The commencement date of operations for Strategic Natural Resources Fund, Info-Tech & Communications Fund, Growth Fund, Asian High Yield Fund and Asian Select Advisors Fund was October 23, 1997, October 22, 1997, October 22, 1997, October 20, 1997 and October 31, 1997, respectively. All Funds are offered at net asset value plus a maximum sales load of 5.75%, except for Asian High Yield Fund, which is offered at net asset value plus a maximum sales load of 4.75%.

2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

SECURITY VALUATION AND TRANSACTIONS

Equity securities are valued at the last sale price on the exchange or in the over-the-counter market in which such securities are primarily traded, as of the close of business on the day the securities are being valued, or lacking any sales, at the last available bid price. Long-term debt obligations are valued at the mean of representative quoted bid and asked prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type; however, when the Advisor or Sub-Advisor deems it appropriate, prices obtained from an independent pricing service will be used. Short term debt investments with maturities less than 60 days are valued at amortized cost or original cost plus accrued interest, each of which approximates fair value.

Foreign securities are valued on the basis of market quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates.

Securities for which current market quotations are not readily available or for which quotations are not deemed by Orbitex Management, Inc. (the "Advisor") to be representative of market values are valued at fair value as determined in good faith by or under the direction of the Trustees.

Investment security transactions are accounted for as of the trade date. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency and income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. Purchases and sales of securities are translated into U.S. dollars at the contractual currency rates established at the approximate time of the trade.

Net realized gains and losses on foreign currency transactions represent net gains and losses from currency realized between the trade and settlement dates on securities transactions and the difference between income accrued versus income received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

ORBITEX GROUP OF FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
APRIL 30, 1998

INCOME TAXES

It is each Fund's policy to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and gains to its shareholders and therefore, no provision for federal income tax has been made. Each Fund is treated as a separate taxpayer for federal income tax purposes.

INVESTMENT INCOME

Corporate actions (including cash dividends) are recorded net of nonreclaimable tax withholdings on the ex-dividend date, except for certain foreign securities for which corporate actions are recorded as soon after ex-dividend date as such information is available. Interest income is recorded on the accrual basis. Market discount, original issue discount and premium are accreted and amortized respectively, on a yield to maturity basis. The value of additional securities received as interest or dividend payments is recorded at their fair value as income and as the cost basis of such securities.

EXPENSES

Expenses of the Trust which are directly identifiable to a specific Fund are allocated to that Fund. Expenses which are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the Funds.

DISTRIBUTIONS TO SHAREHOLDERS

Income dividends will normally be declared and distributed quarterly for the Asian High Yield Fund and annually for each of the other Funds. All Funds declare and pay net realized capital gain distributions annually. The character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds, timing differences and differing characterization of distributions made by each Fund as a whole.

DEFERRED ORGANIZATIONAL COSTS

Organizational expenses have been deferred and are being amortized over a period of five years commencing with operations. The Advisor has agreed with respect to each of the Funds that, if any of the initial shares of a Fund are redeemed during such amortization period by the holder thereof, the redemption proceeds will be reduced for any unamortized organization expenses in the same ratio as the number of shares redeemed bears to the number of initial shares held at the time of redemption. The Advisor has paid a majority of the organizational costs of the Funds and was reimbursed by the Funds.

REPURCHASE AGREEMENTS

Each Fund may enter into repurchase agreements. In a repurchase agreement, a Fund buys a security and the seller simultaneously agrees to repurchase the security on a specified future date at an agreed-upon price. The repurchase price reflects an agreed-upon interest rate during the time the Fund's money is invested in the security. Because the security constitutes collateral for the repurchase obligation, a repurchase agreement can be considered a collateralized loan. The Fund's risk is the ability of the seller to pay the agreed-upon price on the maturity date. If the seller is unable to make a timely repurchase, the Fund could experience delays in the receipt of expected proceeds, suffer a loss in principal or current interest, or incur costs in liquidating the collateral. The Trustees have established criteria to evaluate the creditworthiness of parties with which the Funds may enter into repurchase agreements.

ORBITEX GROUP OF FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
April 30, 1998

STRUCTURED NOTES

Each Fund may invest in structured notes, whose principal amount, redemption terms or conversion terms are related to specific securities or other indices. The prices of structured securities have historically been subject to high volatility and their interest or dividend rates may at times be substantially lower than prevailing market rates.

OTHER

There are certain additional risks involved when investing in foreign securities that are not inherent in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the imposition of unfavorable foreign governmental laws and restrictions.

There is significant potential for continuing economic and political turmoil in the Pacific Basin and Southeast Asia, such turmoil could have a negative effect on the share prices of the Funds; particularly the Asian High Yield Fund and the Asian Select Advisors Fund.

The Strategic Natural Resources Fund, Info-Tech & Communications Fund and Asian High Yield Fund may focus their investments in certain industries, subjecting them to greater risk than funds that are more diversified.

3.    FEES AND COMPENSATION PAID TO AFFILIATES AND OTHER PARTIES

ADVISORY FEES

Each Fund has entered into an Investment Advisory Agreement with the Advisor. As compensation for the services rendered, facilities furnished, and expenses borne by the Advisor, the Funds will pay the Advisor a fee accrued daily and paid monthly, at the annualized rate of 1.25% for the Strategic Natural Resources Fund, 1.25% for the Info-Tech & Communications Fund, 0.75% for the Growth Fund, 1.25% for the Asian High Yield Fund, and 1.50% for the Asian Select Advisors Fund. The Advisory Agreement also provides that the Advisor may retain Sub-Advisers at the Advisor's own cost and expense, for the purpose of managing the investment of the assets of one or more Funds of the Trust.

The Advisor has agreed to waive or limit its fees and to pay certain operating expenses to the extent necessary to limit total fund operating expenses, net of waivers and custodial credits, to an annualized rate of 2.40%, 2.40%, 1.60%, 2.00%, and 2.50% for the Strategic Natural Resources Fund, Info-Tech & Communications Fund, Growth Fund, Asian High Yield Fund and Asian Select Advisors Fund, respectively, subject to possible reimbursement by the Asian High Yield Fund in future years if such reimbursement can be achieved within the foregoing expense limit. The Advisor has agreed to waive or limit its fees and to pay all operating expenses, not including interest expense but including fee waivers and custodial credits, of the Asian High Yield Fund for the first 150 days of the Fund's operation and in 60 day intervals thereafter. The waivers for the advisor's fee for the period ended April 30, 1998 amounted to $25,989, $5,113, $2,423, $17,612 and $953 for Strategic Natural Resources Fund, Info-Tech & Communications Fund, Growth Fund, Asian High Yield Fund and Asian Select Advisors Fund, respectively. The reimbursements for the period ended April 30,1998 amounted to $55,295, $74,137, $80,890, $96,111 and $82,263 for Strategic
Natural Resources Fund, Info-Tech & Communications Fund, Growth Fund, Asian High Yield Fund and Asian Select Advisors Fund, respectively.

SUB-ADVISORY FEES

Asian High Yield Fund and Asian Select Advisors Fund both have Sub-Advisory relationships. Pursuant to separate Sub-Advisory Agreements among each Sub-Advisor, the Advisor and the Trust, each Sub-Advisor is responsible for the selection and management of portfolio investments for a Fund, or for its segment of a particular Fund, in accordance with the Fund's investment objective and policies and under the supervision of the Advisor.

ORBITEX GROUP OF FUNDS
NOTES TO FINANCIAL STATEMENTS
APRIL 30, 1998

On a monthly basis, each Sub-Advisor receives a sub-advisory fee, paid by the Advisor, based on the applicable Fund's average daily net assets as follows:


----------------------------   --------------------------------   -------------------------------   -------------------------------
                                                                    Asia Strategic Investment           J.P. Morgan Investment
                                    Bankers Trust Company               Management Limited                 Management, Inc.
----------------------------   --------------------------------   -------------------------------   -------------------------------
Asian High Yield Fund                         -                                 -                   0.50% on the first $50
                                                                                                    million average daily net
                                                                                                    assets of the Fund; 0.45% on
                                                                                                    the next $50 million average
                                                                                                    daily net assets of the Fund;
                                                                                                    and 0.40% on the average
                                                                                                    daily net assets over $100
                                                                                                    million of the Fund

----------------------------   --------------------------------   -------------------------------   -------------------------------
Asian Select Advisors Fund     0.70% of the average daily net     0.50% of the average daily                      -
                               assets of the Fund advised by      net assets of the Fund
                               Bankers Trust Company.             advised by Asia Strategic
                                                                  Investment Management Limited
----------------------------   --------------------------------   -------------------------------   -------------------------------


ADMINISTRATION FEES

State Street Bank and Trust Company ("State Street") serves as the Administrator of the Trust. For providing administrative services to the Funds, State Street will receive from each Fund, a monthly fee at an annual rate of 0.10% of the first $100 million of each Fund's average daily net assets, plus 0.08% of the next $100 million of each Fund's average daily net assets, plus 0.06% of each Fund's average daily net assets in excess of $200 million, subject to certain minimum requirements. State Street agreed to waive certain fees for the period ended April 30, 1998 which amounted to $40,014, $41,403, $41,412, $40,544, and
$41,610 for Strategic Natural Resources Fund, Info-Tech & Communications Fund, Growth Fund, Asian High Yield Fund and Asian Select Advisors Fund, respectively.

CUSTODIAN FEES

State Street serves as the Trust's custodian, including holding all portfolio securities and cash assets of the Trust and providing accounting services including daily valuation of the shares of each Fund, for which it receives an annual custody and accounting fee. State Street agreed to waive certain fees for the period ended April 30, 1998 which amounted to $20,707, $27,375, $29,590, $18,434 and $35,464 for Strategic Natural Resources Fund, Info-Tech & Communications Fund, Growth Fund, Asian High Yield Fund and Asian Select Advisors Fund, respectively.

DISTRIBUTOR

Funds Distributor, Inc. (the "Distributor") serves as the distributor of the shares of each Fund pursuant to a Distribution Plan and Agreement, pursuant to Rule 12b-1 under the 1940 Act, between the Distributor and the Trust. The Rule 12b-1 Plan and Agreement provides for payment of a fee to the Distributor at an annualized rate of 0.30% of the average daily net assets of the Asian High Yield Fund and 0.40% of the average daily net assets of each of the other Funds.

TRUSTEES FEES

The Funds pay no compensation to their Trustees who are employees of the Advisor or Sub-Advisors. Trustees who are not Advisor or Sub-Advisor employees receive an annual fee of $5,000.

ORBITEX GROUP OF FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
April 30, 1998

4.     AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION

The identified cost of investments in securities owned by each Fund for federal income tax purposes and their respective gross unrealized appreciation and depreciation at April 30, 1998, were as follows:



                                                             GROSS            GROSS      NET UNREALIZED
                                           IDENTIFIED     UNREALIZED       UNREALIZED     APPRECIATION
                                              COST       APPRECIATION     DEPRECIATION   (DEPRECIATION)
--------------------------------------------------------------------------------------------------------
Strategic Natural Resources Fund.......  $  5,014,480   $   429,886     $    66,254      $   363,632
Info-Tech & Communications Fund........     2,152,288       329,395          23,292          306,103
Growth Fund............................       847,500        77,002          19,054           57,948
Asian High Yield Fund..................     4,420,181        42,108          56,378          (14,270)
Asian Select Advisors Fund.............        57,817         2,219           3,910           (1,691)


5.     INVESTMENT TRANSACTIONS

The cost of purchases and the proceeds from sales of investments, other than U.S. Government obligations and short-term securities, for the period ended April 30, 1998, were as follows:

                                                    PURCHASES                  SALES
----------------------------------------------------------------------------------------
Strategic Natural Resources Fund.......        $    22,061,773            $   16,965,402
Info-Tech & Communications Fund........              1,950,955                   474,383
Growth Fund............................              3,178,134                 2,372,798
Asian High Yield Fund..................              6,461,606                 2,333,508
Asian Select Advisors Fund.............                 61,126                     2,097


Purchases and sales of U.S. Government obligations aggregated $2,105,657 and $1,997,957, respectively, for the Asian High Yield Fund.

6.     BENEFICIAL INTEREST

The following schedule shows the number of shareholders each owning 5% or more of a Fund and the total percentage of the Fund held by such shareholders:

                                                                          5% OR GREATER SHAREHOLDERS
                                                                          ------------------------------
                                                                          NUMBER          % OF FUND HELD
--------------------------------------------------------------------------------------------------------
Strategic Natural Resources Fund.......                                    2                   48%
Info-Tech & Communications Fund........                                    1                   36%
Growth Fund............................                                    4                   87%
Asian High Yield Fund..................                                    4                   70%
Asian Select Advisors Fund.............                                    3                   93%


The following schedule shows the number of affiliates each owning 5% or more of a Fund and the total percentage of the Fund held by such affiliates:

                                                                    5% OR GREATER AFFILIATES
                                                   -----------------------------------------------------
       FUND                                          NAME                                 % OF FUND HELD
--------------------------------------------------------------------------------------------------------
Growth Fund............................            James Nelson                                 6%
Asian Select Advisors Fund.............            Konrad Krill                                72%
Asian Select Advisors Fund.............            Orbitex Management Inc.                     14%

ORBITEX GROUP OF FUNDS.....
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
April 30, 1998

7.     CAPITAL LOSS CARRYFORWARD

At April 30, 1998, the Info-Tech Communications Fund had available for federal income tax purposes unused capital losses of $30,284, expiring in the Year 2006.

Under current tax law, capital losses realized after October 31, may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended April 30, 1998, the following Funds have elected to defer losses occurring between November 1, 1997 and April 30, 1998 under these rules, as follows:

                                                                   CAPITAL            CURRENCY
                                                                   LOSSES              LOSSES
                  NAME OF FUND                                    DEFERRED            DEFERRED
                  ------------                                    --------            --------
       Strategic Natural Resources Fund...........                $269,461                 $706
       Asian High Yield Fund......................                 177,282                    -
       Asian Select Advisors Fund.................                   1,212                    -


Such deferred losses will be treated as arising on the first day of the fiscal year ending April 30, 1999.


8.     INITIAL CAPITALIZATION AND OFFERING OF SHARES

During the period from May 29, 1997 to the commencement of investment operations for each of the Funds, each Fund had no operations other than those related to organizational matters, including the initial capital contribution of $20,000 for each Fund and the issuance of 1,333 shares for each of the Funds, with the exception of the Asian High Yield Fund which issued 1,667 shares. There were no additional transactions until commencement of investment operations for each of the Funds.

9.     LINE OF CREDIT

The Trust participates in a $10 million line of credit provided by Deutsche Bank AG, New York Branch (the "Bank") under a Credit Agreement (the "Agreement") dated February 17, 1998. Under the Agreement, each Fund as a separate and distinct borrower may borrow up to a designated base commitment allocation specified in the Agreement, plus its pro rata portion of any unused commitment allocation of the other borrowers under the agreement. Interest is payable in respect to the unpaid principal amount depending on the type of loan designated by the borrower. The Funds are charged an annualized commitment fee computed at a rate equal to 0.10 of 1% on a annual basis of the daily average unutilized credit balance. The Agreement requires, among other provisions, that the aggregate outstanding principal amount of the loans made to each borrower under the Agreement shall not exceed the lesser of (i) 33 1/3% of the value of the total assets of the borrower less all liabilities and indebtedness not represented by senior securities; and (ii) any borrower limitations described for such borrowers in the Trust's prospectus.

During the fiscal year ending April 30, 1998, only the Asian High Yield Fund had borrowings under the Agreement. The Asian High Yield Fund entered into a NIBOR based loan agreement on April 16, 1998 in the amount of $750,000, with an interest rate of 6.15625% (NIBOR rate plus 50 basis points). The expiration date of the loan is May 15, 1998.

ORBITEX GROUP OF FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
April 30, 1998

10.    SUBSEQUENT EVENTS (UNAUDITED)

At the May 27, 1998 Board Meeting, the Trustees voted to accept the resignation of J.P. Morgan Investment Management, Inc. as the Sub-Advisor on the Asian High Yield Fund, which will be effective July 1998. The Fund will be managed by its current investment advisor, Orbitex Management Inc.

Additionally, the Trustees have approved, by unanimous vote, the addition of a new fund to the series, Orbitex West Coast Fund, and the addition of two new classes of shares. Class I shares will be an institutional class of shares offered to qualified institutions and certain fee-based investment and financial advisors. Class I shares will be offered at net asset value and subject to a shareholder servicing fee at an annual rate of 0.25% of the average daily net asset value of the Class I shares beneficially owned by the clients receiving the service. Class B shares will also be offered at net asset value, without any initial sales charge. However, there will be a contingent deferred sales charge on Class B shares which are sold within six years of their purchase date. Class B shares will also be subject to a distribution fee of 0.75% of the average daily net assets attributable to Class B shares of the Fund.

                        REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees and Shareholders of Orbitex Group of Funds,


In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the five funds (each a "Fund") comprising Orbitex Group of Funds (the "Trust") at April 30, 1998, and the results of each Fund's operations, the changes in each Fund's net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 1998 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmation from brokers were not received, provide a reasonable basis for the opinion expressed above.


Price Waterhouse LLP
Boston, Massachusetts
June 12, 1998